-------------------------------------------------------------------------------
Letter to Shareholders


-------------------------------------------------------------------------------
Dear Shareholders:

     A return of robust economic growth during the period under review fueled fears of higher inflation, which pushed Treasury yields higher across the maturity spectrum. In this semiannual report, we will review the performance of the Goldman Sachs Fixed Income Funds for the six-month period ended April 30, 1997, as well as provide a brief overview of the U.S. economy and the bond market. We are pleased to note that during the period, the Goldman Sachs Fixed Income Funds performed well compared with their peers.

Economic Activity Rebounded, Led by Consumer Spending

     After a sluggish third quarter, the pace of economic growth strengthened during the period. During November and December, consumer spending rebounded, the trade deficit narrowed and industrial production climbed significantly. As a result, fourth-quarter real Gross Domestic Product (GDP) growth was 3.8% (annualized), up from 2.1% in the prior quarter.

     Economic activity continued to gain momentum during the first quarter of 1997, with real GDP surging 5.8%, the largest jump in a decade. Signs of strength were led by a sharp increase in consumer spending, which resulted in solid sales gains for automobile manufacturers and retailers. In addition, upbeat reports on factory orders and inventories, construction outlays and labor market conditions all pointed towards economic acceleration. Despite the growth spurt, reported inflation remained surprisingly mild during the period. Furthermore, several economic reports for April came in at the low end of consensus expectations, which suggested that the economy could moderate during the second quarter.

The Bond Market Rallied, Then Fell as Inflation Fears Reemerged

     The U.S. fixed income market came under pressure during the period under review. In November, bonds performed well in anticipation of a continued slowdown in U.S. economic growth. However, the market experienced a reversal in December when better-than-expected economic data, in particular, robust employment figures, triggered a sell-off and drove interest rates higher. In early February, bond prices briefly rebounded, but later faltered as it became increasingly likely that the U.S. Federal Reserve would raise short term interest rates in March. By the end of March, the yield on the benchmark 30-year Treasury bond rose above the psychologically important 7% threshold. Despite the lackluster performance of the U.S. bond market for the period as a whole, a sharp rebound at the end of April helped bonds recoup part of their earlier losses.

The Fed Raised the Federal Funds Rate in March

     In March 1997, the Fed raised the federal funds rate by 25 basis points to 5.50%. Though there were few signs of actual inflation, the Fed tightening was prompted by the economy's pervasive strength. The Fed's action was its first since a quarter-point cut in January 1996.

     During the period under review, the yield curve shifted higher across all maturities. The yield on six-month Treasury bills rose from 5.26% on October 31, 1996 to approximately 5.52% on April 30, 1997. For the same period, the yield on the 30-year U.S. Treasury bond rose more dramatically, climbing from 6.64% to 6.95%.


-----------------------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                               1             Financial Statements                      18
Goldman Sachs Government Income Fund          3             Notes to Financial Statements             22
Goldman Sachs Global Income Fund              8             Financial Highlights                      29
Goldman Sachs Municipal Income Fund          13
 ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Letter to Shareholders   (continued)


-------------------------------------------------------------------------------

                        Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]


                10/31/96        4/30/97
3-Month           5.14%          5.23%
6-Month           5.26%          5.52%
  1               5.40%          5.89%
  2               5.73%          6.27%
  3               5.86%          6.40%
  5               6.07%          6.57%
 10               6.34%          6.71%
 30               6.64%          6.95%

Source:  Bloomberg, L.P.

The yield curve shifted upward across all maturities and steepened sharply at the short end.

Outlook: Strengthening Economic Growth May Trigger Further Preemptive Rate Hikes

     Despite reports of economic moderation and minimal price acceleration, the economy's broad-based fundamental strength and resilient equity market make additional Fed rate increases likely this year. Goldman Sachs' economists believe that the speed and extent of Fed tightening will depend in large part on the emergence of conclusive signs that the economy is nearing maximum capacity, rather than immediate evidence of increased inflationary pressures.

     In conclusion, we thank you for your support of the Goldman Sachs Fixed Income Funds and we look forward to continuing our relationship.

Sincerely,

/s/ David B. Ford

David B. Ford

Co-Head,
Goldman Sachs Asset Management

/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management

/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

May 30, 1997

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Continued to Perform Well

     During the period under review, mortgage-backed securities (MBS) performed very well, buoyed by a surge in investor demand and stable prepayment activity. Investor interest in the MBS market was triggered primarily by the favorable interest rate environment. Throughout the period, rates remained in a fairly tight range, allowing prepayment anxieties to subside. In addition, with other highly rated fixed income instruments yielding approximately the same as similar-duration Treasuries, investors turned to the mortgage-backed sector for yield enhancement. Finally, an increase in collateralized mortgage obligation
(CMO) creation led to steady demand for underlying pass-through securities. As a result of all of these positive factors, mortgage-backed securities became increasingly expensive during the period as their yield spreads relative to Treasuries tightened.

Performance Review

     For the six-month period ended April 30, 1997, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to strong results from its investments in mortgage-backed securities, particularly CMOs. The fund's Class B shares, which have higher expenses, also achieved positive returns. The net asset value (NAV) of both classes declined due to rising interest rates during the period.

     We are pleased to report that the fund's Class A shares ranked within the top 10% of intermediate U.S. government income funds (seventh out of 122) based on total return for the 12 months ended April 30, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they have been in existence less than 12 months.)

-----------------------------------------------------------------------
  Performance Summary: October 31, 1996 - April 30, 1997
-----------------------------------------------------------------------

                                               Class A       Class B
                                               -------       -------
 Total Return (based on net asset value)        1.83%         1.43%
--------------------------------------------------------------------
     Return From Monthly Distributions          3.67%         3.28%
--------------------------------------------------------------------
     Return From Price Depreciation            -1.84%        -1.85%
--------------------------------------------------------------------
 Total Return of Lehman Brothers                1.81%         1.81%
     Government/Mortgage Index
--------------------------------------------------------------------
 NAV (as of 4/30/97)                          $14.10        $14.11
--------------------------------------------------------------------
 NAV Change                                   -$0.26        -$0.26
--------------------------------------------------------------------

Portfolio Composition and Investment Strategies

     The primary changes to the portfolio's sector allocations during the period were a reduction of fixed rate mortgage pass-through and asset-backed securities in favor of U.S. Treasuries and agency debentures.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund   (continued)


--------------------------------------------------------------------------------
                  Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]

         U.S. Treasuries                                     36.7%
         Fixed Rate Mortgage Pass-Throughs                   26.1%
         CMO's                                               13.0%
         Asset-Backed Securities                             11.0%
         Agency Debentures                                   10.2%
         Repos/Cash Equivalents                               3.0%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio held a 36.7% position in U.S. Treasuries, its single largest allocation as of April 30. The fund's holdings in Treasuries more than doubled as we scaled back exposure to the mortgage-backed and asset-backed sectors, both of which were nearing full value.

 .    Fixed Rate Mortgage Pass-Throughs. As of April 30, the fund's investment in fixed rate mortgage pass-throughs accounted for 26.1% of the portfolio, down from 40.4% six months earlier. The sector performed well during the period, as many of the factors which supported MBS through 1996 remained in place: low volatility, range-bound interest rates, tight yield spreads on alternative sectors, and light issuance of corporate and asset-backed securities (ABS). However, as the MBS market repriced to reflect the favorable environment, we reduced the position.

     We also used mortgage dollar rolls during the period, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or liquid assets equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. The CMO market enjoyed strong demand from yield-seeking investors, while the supply of CMOs, though rising, remained relatively low from a historical perspective. As the sector became more expensive, we reduced the fund's allocation to 13.0% from 22.0% last October. Specifically, we cut sequential-pay/support CMOs to 7.2%, approximately half their weighting six months ago, and planned amortization class (PAC) CMOs to 4.2% from 5.5%.

 .    Asset-Backed Securities. As of April 30, the fund's ABS position was 11.0%, down from 19.9% last October. During the period, the ABS sector experienced some selling pressure, in part due to negative credit events among selected credit card and sub-prime auto lenders. Overall, however, the sector performed well: investor interest remained broad-based, ratings held firm and, relative to similarly rated spread products, ABSs continued to offer attractive yield enhancement opportunities.

 .    Agency Debentures. Agency debentures represented 10.2% of the portfolio as of the end of the period, constituting an overweighted position compared with the benchmark's 8.0%. We added to the allocation during the period as alternative sectors richened.

 .    Issuer Composition. The portfolio composition of the fund's mortgage-backed security holdings by issuer was 13.6% in Federal National Mortgage Association
(FNMA) issues and 13.2% in Government National Mortgage Association (GNMA) issues.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)


--------------------------------------------------------------------------------
 .    Credit Quality. As of April 30, 75.5% of the portfolio was invested in U.S.
government and agency securities, 21.5% of the portfolio was invested in triple-A-rated securities and 3.0% of the portfolio was invested in cash equivalents.

 .    Prudent Use of Derivatives. As discussed earlier, the fund held a 7.2%
position in sequential-pay/support CMOs and a 4.2% position in PAC CMOs, securities that are generally considered to be lower risk derivative instruments. In addition, the portfolio held small positions in inverse floaters, interest-only (IO) CMOs and principal-only (PO) CMOs for their potential to add incremental yield. The portfolio's combined position in these higher risk derivatives was 1.6% as of the end of the period.

 .    Duration.  We seek excess return over the Index through sector weightings and specific security selection rather than attempting to make interest rate predictions. Therefore, we manage the fund's duration to approximate that of the Index, partly through the use of futures. As of April 30, the fund's duration was 4.4 years, in line with that of the Index.

Market Outlook

     Despite some suggestion of economic moderation, we continue to believe that interest rates are likely to move higher during the balance of the year. This expectation is predicated on the economy's broad-based fundamental strength, as well as the Fed's well-publicized commitment to monetary discipline.

     Regarding specific fixed income sectors, investor demand for mortgage-backed securities remains robust, but lower rates and rising volatility increase the risk of refinancings and lead us to maintain a cautious outlook for mortgage pass-throughs over the next few months. Similarly, while CMOs do not generally offer significant value over mortgage pass-throughs, specific structures within the CMO market present attractive investment opportunities. In the ABS sector, anxiety regarding negative credit events during the first quarter appears to be subsiding. However, we believe the market is now more alert to credit distinctions among issuers, servicers and collateral types, and has begun pricing securities accordingly. Consequently, it may become more challenging to identify unrecognized value within the ABS sector, particularly among the higher quality issues that we tend to emphasize.

Distribution Policy

     The fund's Class A and Class B shares paid out monthly distributions of approximately $0.52 and $0.47 per share, respectively, during the six-month period ended April 30, 1997. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.


/s/ Jonathan A. Beinner

Jonathan A. Beinner


/s/ Erica Adelberg

Erica Adelberg


/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
May 30, 1997

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                Interest                Maturity
 Amount                    Rate                    Date                   Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations--37.7%
Federal Home Loan Mortgage Corp. (FHLMC)--1.8%
$  1,000,000               7.00%                 TBA 15-Yr /(a)/   $    990,930
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--8.7%
$  1,000,000/(h)/          6.50%                 TBA 7-Yr  /(a)/   $    981,560
   1,000,000               7.00                  TBA 30-Yr /(a)/        968,750
   1,000,000               7.50                  TBA 30-Yr /(a)/        942,500
   2,000,000/(h)/          7.50                  TBA 30-Yr /(a)/      1,985,000
--------------------------------------------------------------------------------
                                                                   $  4,877,810
--------------------------------------------------------------------------------
Government National Mortgage Association
     (GNMA) --13.0%
$    238,209               9.00%                 10/15/19          $    253,098
      97,383               9.00                  12/15/19               103,470
     315,821               7.50                  04/15/23               314,933
     610,646               7.50                  07/15/23               608,930
     368,845               7.00                  08/15/23               359,162
     695,669               7.00                  10/15/23               677,408
      61,762               7.00                  11/15/23                60,141
     877,541               7.00                  12/15/23               854,506
   1,005,084               8.00                  12/15/26             1,018,690
   2,000,000/(h)/          7.50                  TBA 30-Yr /(a)/      1,982,500
   1,000,000/(h)/          8.00                  TBA 30-Yr /(a)/      1,013,430
--------------------------------------------------------------------------------
                                                                   $  7,246,268
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--14.2%
Interest Only--0.4%
FNMA Interest-Only Stripped Security, Series 151, Class 2/(d)/
$    643,343              11.30%                 07/25/22          $    213,024
--------------------------------------------------------------------------------
                                                                   $    213,024
--------------------------------------------------------------------------------
Inverse Floater--0.7%
FNMA Remic Trust, Series 1992-62, Class S
$    404,038               9.27%/(c)/            05/25/99          $    405,941
--------------------------------------------------------------------------------
                                                                   $    405,941
--------------------------------------------------------------------------------
Planned Amortization Class (PAC) CMOs--2.9%
FNMA Remic Trust, Series 1997-9, Class B
$  1,000,000               6.50%                 10/25/22          $    962,510
GE Capital Mortgage Services, Inc., Series 1994-11, Class A1
     644,342               6.50                  03/25/24               644,941
--------------------------------------------------------------------------------
                                                                   $  1,607,451
--------------------------------------------------------------------------------
Principal Only--1.9%
FNMA Remic Trust, Series G-35, Class N/(d)/
$    575,000               6.16%                 10/25/21          $    419,376
FNMA Remic Trust, Series 1993-205, Class C/(d)/
     750,000               7.23%                 09/25/23               625,545
--------------------------------------------------------------------------------
                                                                   $  1,044,921
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--1.4%
Citicorp Mortgage Securities, Series 1993-11, Class A6
$    818,108               6.25%                 09/25/08          $    788,362
--------------------------------------------------------------------------------
                                                                   $    788,362
--------------------------------------------------------------------------------
Support--7.0%
GE Capital Mortgage Services, Inc., Series 1994-10, Class A22
$    996,703               6.50%                 03/25/24          $    865,497
Housing Securities, Inc., Series 1994-1, Class A13
   1,455,585               6.50                  03/25/09             1,329,852
Prudential Securities, Series 1995-2, Class A
     797,338               5.77                  11/15/15               799,578
Salomon Brothers Mortgage Securities VII, Series 1996-6H, Class A1
   1,000,000               6.00                  09/30/08               899,840
--------------------------------------------------------------------------------
                                                                   $  3,894,767
--------------------------------------------------------------------------------
     Total Collateralized Mortgage Obligations                     $  7,954,466
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
     (Cost $21,101,884)                                            $ 21,069,474
--------------------------------------------------------------------------------
Asset-Backed Securities--11.6%

Asset Securitization Corp., Series 1996, Class A1
$    300,000               6.88%                 11/13/26          $    295,699
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
     720,000               6.23                  06/15/03               710,546
CPS Auto Grantor Trust, Series 1993-3, Class A
     855,634               6.30                  08/15/02               850,107
Fingerhut Master Trust, Series 1996-1, Class A
     590,000               6.45                  02/20/02               589,263
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
     650,000               5.50                  02/15/03               622,980
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C4
     500,000               7.32                  12/26/28               498,614
Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
     500,000               7.46                  05/15/06               506,875
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
     224,429               6.55                  11/20/01               225,129

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                Interest                Maturity
 Amount                    Rate                    Date                   Value
--------------------------------------------------------------------------------
Asset-Backed Securities(continued)
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
$    420,638               6.85%                 06/15/01          $    424,099
Premier Auto Trust, Series 1993-6, Class A2
     271,484               4.65                  11/02/99               269,021
Premier Auto Trust, Series 1994-1, Class A3
     176,500               4.75                  02/02/00               175,672
Sears Credit Account Master Trust, Series 1995-2, Class A
     460,000               8.10                  06/15/04               473,368
Standard Credit Card Trust, Series 1990-3, Class A
     860,000               9.50                  07/10/98               860,533
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $6,623,680)                                             $  6,501,906
--------------------------------------------------------------------------------
U.S. Government Agency Obligations--10.0%
Small Business Administration
$  1,700,000               7.15%                 03/01/17          $  1,685,176
   1,400,000               7.50                  04/01/17             1,416,562
Sri Lanka Aid/(c)/
   2,500,000               6.06                  02/21/16             2,464,075
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
     (Cost $5,562,500)                                             $  5,565,813
--------------------------------------------------------------------------------
U.S. Treasury Obligations--35.6%
United States Treasury Bonds
$    140,000               8.75%                 05/15/17          $    165,484
     270,000/(e)/          8.88                  08/15/17               322,988
   3,450,000               8.75                  05/15/20             4,109,813
     180,000               8.75                  08/15/20               214,565
     690,000/(e)/          7.63                  02/15/25               740,025
United States Treasury Notes
   1,460,000/(e)/          7.38                  11/15/97             1,471,636
     700,000               5.88                  04/30/98               699,342
   5,650,000/(e)/          6.88                  08/31/99             5,712,659
   3,700,000               6.13                  07/31/00             3,664,739
   1,100,000               5.63                  11/30/00             1,070,091
   1,200,000               7.50                  02/15/05             1,256,436
United States Treasury Principal-Only Stripped Securities/(d)/
     300,000               6.85                  05/15/05               174,777
   1,550,000               7.23                  05/15/20               302,790
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
     (Cost $20,041,673)                                            $ 19,905,345
--------------------------------------------------------------------------------
Repurchase Agreement--19.9%
Joint Repurchase Agreement Account/(e)/
$ 11,100,000               5.49%                 05/01/97          $ 11,100,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
     (Cost $11,100,000)                                            $ 11,100,000
--------------------------------------------------------------------------------
Total Investments
     (Cost $64,429,737/(f)/)                                       $ 64,142,538
--------------------------------------------------------------------------------

Futures contracts open at April 30, 1997 are as follows:
                                   Number of
                                   Contracts         Settlement     Unrealized
            Type               Long (Short)/(g)/       Month        Gain (Loss)
---------------------------   ------------------   --------------  -------------
Euro Dollars                          3            September 1997       $375
5 Year U.S. Treasury Notes           19            June 1997           4,312
U.S. Long Term Bond                   3            June 1997           6,282
                                                                   -------------
                                                                     $10,969
--------------------------------------------------------------------------------

Federal Income Tax Information:

Gross unrealized gain for investments in which value
  exceeds cost                                                      $   118,460
Gross unrealized loss for investments in which cost
  exceeds value                                                        (509,387)
--------------------------------------------------------------------------------
Net unrealized loss                                                 $  (390,927)
--------------------------------------------------------------------------------

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.

/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1997.

/(d)/The interest rate disclosed for these securities represents effective yields to maturity.

/(e)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.

/(f)/The aggregate cost for federal income tax purposes is $64,533,465.

/(g)/Each 5-Year U.S. Treasury Note and U.S. Long Term Bond contract represents
     $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value at risk are $5,200,000 and $3,032,288, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

/(h)/When-issued security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

Special Event

     To accommodate different clients' needs and preferences, on March 12, 1997, the fund opened a new share class (Service).

Favorable Economic Factors Helped European Bonds While Rising Rates Impacted Treasuries

     Global bonds began the period under review on a strong note, but weakened during the first quarter of 1997. European bonds were the best performers during the period, while the United States lagged along with the dollar bloc markets.

     The economic fundamentals that supported most European bonds throughout 1996 -- particularly weak economic growth and contained inflation -- remained intact during the period. This favorable backdrop, plus yield convergence ahead of European monetary union (EMU), helped the higher yielding bonds of Spain achieve the best performance of all the major bond markets (hedged into U.S. dollars). The "core" European markets such as Germany also fared well due to increased expectations of tighter fiscal policies to help them meet EMU criteria. In contrast, the U.K. gilt underperformed most European bonds as sharply accelerating growth triggered fears of higher inflation. In Japan, the performance of Japanese Government Bonds (JGBs) trailed nearly all of the major European markets but still fared reasonably well (hedged into U.S. dollars). The Japanese market strengthened following a sharp November sell-off when continued weakness in the financial sector made near-term rate hikes by the Bank of Japan unlikely.

     In the United States, stronger than expected economic growth pushed yields higher and prompted the Federal Reserve to raise the federal funds rate by a quarter-percentage point in March. As a result, U.S. Treasuries posted the poorest performance of all the major bond markets.

Performance Review: Country Allocations Contributed to Performance

     During the period under review, the Goldman Sachs Global Income Fund's Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. The fund's favorable results were primarily due to its overweighting in German bonds, one of the strongest European markets during the period, and its underweighting in the United States, the weakest market.

     The fund's Class A and B shares, which have higher expenses than the Institutional shares, lagged the benchmark. The fund's Service shares achieved positive performance since their inception on March 12, 1997; however, a partial period of approximately 1 1/2 months is obviously too brief a period to measure performance meaningfully.

     The fund's Institutional and Class A shares fared well compared with their peers. For the 12-month period ended April 30, the Institutional and Class A shares ranked 25th and 29th, respectively, out of 133 global income funds based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

-------------------------------------------------------------------------------
performance is not a guarantee of future results. Class B and Service shares were not ranked for this period because they were in existence less than 12 months.)

     We are also pleased to announce that for the five-year period ended April 30, 1997, the fund's Class A shares were rated "four stars" (out of 641 taxable bond funds) by Morningstar, Inc., an independent rating agency./1/


----------------------------------------------------------------------------------------------------------------------
   Performance Summary: October 31, 1996 - April 30, 1997
----------------------------------------------------------------------------------------------------------------------
                                                                                          Institu-
                                                     Class A           Class B             tional          Service*
                                                     -------           -------            --------        ---------
 Total Return (based on net
   asset value)                                        3.22%             2.94%              3.50%            0.21%
----------------------------------------------------------------------------------------------------------------------
     Return From Monthly                               2.80%             2.59%              3.08%            0.01%
       Distributions
----------------------------------------------------------------------------------------------------------------------
     Return From Price                                 0.42%             0.35%              0.42%            0.20%
       Appreciation
----------------------------------------------------------------------------------------------------------------------
 Total Return of J.P.                                  3.47%             3.47%              3.47%            0.50%
   Morgan Global
   Government Bond Index
----------------------------------------------------------------------------------------------------------------------
 NAV (as of 4/30/97)                                 $14.59            $14.58             $14.58           $14.59
----------------------------------------------------------------------------------------------------------------------
 NAV Change                                          +$0.06            +$0.05             +$0.06           -$0.10
----------------------------------------------------------------------------------------------------------------------

* New share class opened during the period. Performance and net asset value
(NAV) change are from its inception date on 3/12/97.

------------------------------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received "four stars" for both the three- and one-year periods and were rated among 1,193 and 1,709 taxable bond funds for the three- and one-year periods, respectively. The Morningstar ratings apply only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates each fund against its peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

     During the period, we successfully employed several currency strategies relative to our neutral position, which is to be fully hedged into U.S. dollars. The main contributors to the positive currency performance were the fund's long U.S. dollar positions against the yen and long positions in the high-yielding European currencies against the Deutschemark and Swiss franc. The U.S. dollar was supported by strong growth and rising short-term rates while the high-yielding European currencies benefited from the EMU process gaining momentum.

Portfolio Composition and Investment Strategies

                  Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]


U.S.                   33.1%
Germany                11.0%
Cash                   10.7%
Japan                  10.4%
U.K.                   10.1%
Australia               8.5%
Italy                   6.3%
Sweden                  4.3%
France                  3.0%
Spain                   2.6%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of April 30, 1997, the fund was slightly underweighted in the dollar bloc countries (e.g., U.S., Canada and Australia) relative to the Index, 41.6% versus 44.3%.

     U.S. In the U.S., Treasury prices came under pressure when accelerating economic growth drove bond yields

-------------------------------------------------------------------------------

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


-------------------------------------------------------------------------------
higher and prompted a Fed rate hike. As noted, the fund was underweighted in Treasuries, which significantly benefited its performance relative to the Index. As of April 30, 33.1% of the portfolio was invested in U.S. Treasuries compared with a 40.2% allocation for the benchmark.

     Other Dollar Bloc. The fund was not invested in Australia when the period began, but we took advantage of improving bond fundamentals and a widening of the Australia/U.S. bond yield differential by reestablishing a position in December 1996. As of April 30, Australian bonds accounted for 8.5% of the portfolio, overweighted compared with the benchmark's 1.2%. The fund also briefly held a position in Canada, which performed well and was sold at a profit.

 .    Europe. European bonds were the strongest performers and they contributed to the fund's favorable results during the period. As of April 30, the region accounted for 37.3% of the portfolio compared with a 41.4% weighting for the Index.

     Germany. Despite a pickup in growth in mid-1996, the period under review was marked by a return of softening economic activity. The most dramatic indication of Germany's continuing economic difficulties was a record increase in unemployment in January to levels last seen in 1933. The belief that an end of the Bundesbank's very easy monetary policy was not in sight continued to support the bond market. The fund held an overweighted position in Germany relative to the Index, 11.0% versus 8.9%.

     Spain, Sweden and Italy. When the period began, increased optimism regarding EMU particularly benefited the higher-yielding bonds of Spain and Sweden. Though the prospects for EMU dimmed somewhat during the first quarter, Spain, a 2.6% position as of April 30, continued to perform well due to favorable economic fundamentals. Sweden's portfolio weighting was in line with the Index for most of the period, then increased to 4.3% in April in anticipation of further rate cuts on the back of favorable inflation reports. Finally, as of April 30, the portfolio was overweighted in Italy, 6.3% versus 4.9% for the Index, because growth remains muted and we expect it to benefit from further yield convergence.

     U.K. The U.K.'s economy continued to grow at a pace well above that of the rest of Europe. The prospect of higher rates, as well as concerns surrounding the general election, raised investor uncertainty and impacted the performance of the U.K. gilt. However, we increased the portfolio's U.K. position in January in the belief that the forward interest rate curve reflected an overly pessimistic view of potential monetary tightening. By April 30, the U.K. was 10.1% of the portfolio, overweighted compared with the benchmark (6.4%).

     France. Though the fund was not invested in France during most of the period, we established a 3.0% position in April, as we believed that the underperformance of shorter term bonds in that market presented an attractive investment opportunity relative to Germany.

     Ireland, Denmark and the Netherlands. During the period, we sold the portfolio's small positions in Ireland, Denmark and the Netherlands after they performed well and fulfilled our return expectations.

 .    Japan.  The fund significantly underweighted Japan relative to the Index
(10.4% versus 14.3%) because economic growth, though muted, continued to point towards economic recovery. To a significant extent, the Japanese bond market shrugged off signs of strengthening growth as being "front loading" ahead of the consumption tax hike on April 1. Instead, the market focused on the need for a continuation of low rates to assist the troubled financial sector.

 .    Cash Equivalents.  We reduced the fund's cash equivalent position to 10.7%, down from 15.5% six months ago, in favor of attractive investment opportunities.

 .    Credit Quality.  Throughout the period, the portfolio was 100% invested in triple-A-rated securities.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


-------------------------------------------------------------------------------
 .    Duration.  As of the end of the period, the fund's duration was shorter than that of the Index, 4.7 years compared with 5.1 years, primarily due to its underweighting in Japan and its cash equivalent position. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's NAV should move in relation to interest rate fluctuations.)

Distribution Policy

     During the six-month period under review, the fund's Class A, B and Institutional shares paid out distributions of $0.40, $0.37 and $0.44 per share, respectively. From their inception on March 12 through April 30, the fund's Service shares paid out $0.13 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

Fund Outlook

     The rapid pace of U.S. economic growth during the past two quarters leads us to expect further Fed tightening. Despite early signs of a possible slowdown in the second quarter, we continue to believe that bond yields will need to rise from current levels to ensure that inflationary pressures remain in check.

     European growth remains modest, but even more importantly, inflation appears to be set for further declines (excluding the U.K.). Provided EMU remains on track, short rates across Europe appear likely to stay at current levels for a sustained period. Consequently, we expect European bonds to provide reasonable returns, outperforming the weaker U.S. bond market. In the U.K., a 25-basis-point rate hike and greater independence for the Bank of England has established the new Labor government's anti-inflation credentials. Any policy that moves towards a closer relationship with continental Europe will further highlight the fundamentally cheap levels for U.K. gilts relative to other European bonds.

     In Japan, a rate hike in the near future remains unlikely but JGBs are vulnerable to the threat of a change in government policy or an asset allocation shift. For example, the weakness of the life insurance companies may force the authorities to consider the cost of maintaining historically low short-term rates. Furthermore, the strong performance of the equity market at the end of the period may prompt an asset allocation shift away from bonds into equities, putting further upward pressure on Japanese yields.

/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments

/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, May 30, 1997
-------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
Principal                   Interest            Maturity
Amount(a)                     Rate                Date                    Value
--------------------------------------------------------------------------------
Debt Obligations--87.7%
Australian Dollar--8.4%
Commonwealth of Australia
AUD        21,700,000         10.00%            02/15/06          $  19,262,621
--------------------------------------------------------------------------------
British Pound Sterling--9.8%
United Kingdom Treasury
BPS         8,000,000          8.50%            12/07/05          $  13,833,063
            5,300,000          7.50             12/07/06              8,528,207
--------------------------------------------------------------------------------
                                                                  $  22,361,270
--------------------------------------------------------------------------------
Deutschemark--10.8%
Federal Republic of Germany
DEM        28,000,000          7.50%            11/11/04          $  18,101,859
            2,000,000          6.50             10/14/05              1,216,538
            9,000,000          6.25             04/26/06              5,383,994
--------------------------------------------------------------------------------
                                                                  $  24,702,391
--------------------------------------------------------------------------------
French Franc--3.0%
Government of France
FRF        40,000,000          4.75%            03/12/02          $   6,851,366
--------------------------------------------------------------------------------
Italian Lira--6.1%
Republic of Italy
ITL    22,000,000,000          9.50%            05/01/01          $  13,922,058
--------------------------------------------------------------------------------
Japanese Yen--10.2%
International Bank for Reconstruction & Development
JPY     1,400,000,000          4.50%            06/20/00          $  12,132,194
          700,000,000          6.75             06/18/01              6,665,813
          500,000,000          4.50             03/20/03              4,497,873
--------------------------------------------------------------------------------
                                                                  $  23,295,880
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP       700,000,000         10.15%            01/31/06          $   5,841,114
--------------------------------------------------------------------------------
Swedish Krona--4.2%
Kingdom of Sweden
SEK        50,000,000          5.50%            04/12/02          $   6,157,023
           30,000,000          6.00             02/09/05              3,586,638
--------------------------------------------------------------------------------
                                                                  $   9,743,661
--------------------------------------------------------------------------------
United States Dollar--32.7%
United States Treasury Notes
USD        15,000,000          5.25%            01/31/01          $  14,392,950
           17,000,000          6.38             03/31/01             16,909,730
            8,200,000          6.25             02/15/03              8,059,042
           10,000,000          7.88             11/15/04             10,684,400
            4,000,000          6.50             08/15/05              3,940,640
           14,700,000          7.00             07/15/06             14,947,989
            6,200,000          6.50             10/15/06              6,098,258
--------------------------------------------------------------------------------
                                                                  $  75,033,009
--------------------------------------------------------------------------------
Total Debt Obligations
     (Cost $204,539,209)                                          $ 201,013,370
--------------------------------------------------------------------------------
Short-Term Obligations--13.6%
State Street Bank & Trust Euro-Time Deposit
USD        31,090,625          5.66%            05/01/97             31,090,625
--------------------------------------------------------------------------------
Total Short-Term Obligations
     (Cost $31,090,625)                                           $  31,090,625
--------------------------------------------------------------------------------
Contracts          Description                                            Value
--------------------------------------------------------------------------------
Options--0.0%
FRF 60,000,000     Government of France 4.75% Call,               $      71,961
                     exp 7/97, Strike yield 4.85%
FRF 40,000,000     Government of France 4.75% Put,                $      39,750
                     exp 7/97, Strike yield 4.85%
--------------------------------------------------------------------------------
Total Options
     (Cost $124,428)                                              $     111,711
--------------------------------------------------------------------------------
Total Investments
     (Cost $235,754,262(b))                                       $ 232,215,706
--------------------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value              $   1,972,384
  exceeds cost
Gross unrealized loss for investments in which cost                  (5,579,488)
  exceeds value
--------------------------------------------------------------------------------
Net unrealized loss                                               $  (3,607,104)
--------------------------------------------------------------------------------

(a)The principal amount of each security is stated in the currency in which the bond is denominated. See below.

AUD  = Australian Dollar                    JPY  = Japanese Yen
BPS  = British Pound Sterling               ESP  = Spanish Peseta
DEM  = Deutschemark                         SEK  = Swedish Krona
FRF  = French Franc                         USD  = United States Dollar
ITL  = Italian Lira

/(b)/The aggregate cost for federal income tax purposes is $235,822,810.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund


-------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, securities deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

A Stable Municipal Bond Market

     The municipal market has remained at relatively rich levels compared with the taxable market since the end of 1996, as light primary and secondary supply has been consumed easily by stable demand. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) declined approximately 1.07%, while yields rose from 5.30% on October 31, 1996 to 5.40% on April 30, 1997.

     Supply increased throughout most of the period, though it remained light compared with historical averages. In November, municipal bond issuance was up 30% versus the prior three-month average. As is typical, increased supply continued in early December due to the approaching year-end. The 1997 new issue supply has followed historical early-month patterns, with January and February supply well below annual averages (slightly more than $10 billion each month) and March and April supply closer to normal levels ($13 to $14 billion).

     Demand from individual investors (who control approximately two-thirds of municipal bond ownership either through mutual funds or direct investment) remained stable, but not strong, as long-term municipal yields were below the psychologically significant 6% level. While yields have not yet cracked that barrier, President Clinton's reelection and the loss of Republican momentum have put talk of tax reform and talk of significant changes in the tax-exempt status of municipal bonds on the back burner, comforting some of the investors concerned about the market. In addition, the emergence of "nontraditional" buyers during April has helped support the long end of the market.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

                                 Yield
Year of Maturity        4/30/97         10/31/96
1998                     3.85%            3.90%
1999                     4.40%            4.15%
2000                     4.60%            4.30%
2001                     4.70%            4.40%
2002                     4.80%            4.50%
2003                     4.85%            4.60%
2004                     4.90%            4.70%
2005                     4.95%            4.80%
2006                     5.00%            4.90%
2007                     5.05%            5.00%
2008                     5.10%            5.10%
2009                     5.20%            5.20%
2010                     5.30%            5.25%
2011                     5.35%            5.30%
2012                     5.40%            5.35%
2013                     5.45%            5.40%
2014                     5.50%            5.40%
2015                     5.50%            5.45%
2016                     5.55%            5.45%
2017                     5.55%            5.45%
2018                     5.55%            5.50%
2019                     5.55%            5.50%
2020                     5.60%            5.50%
2021                     5.60%            5.50%
2022                     5.60%            5.50%
2023                     5.60%            5.50%
2024                     5.60%            5.50%
2025                     5.60%            5.50%
2026                     5.60%            5.50%
2027                     5.60%            5.50%

The yield curve steepened and shifted upward at the short end, remained nearly the same in the mid-range, and shifted marginally upward at the longer end, in contrast to six months ago.

Performance Review: The Fund's Positive Performance Reflects Active Management of Term Structure, Sector Weightings and Security Selection

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares also performed well, although slightly below the Index.

     We are pleased to report that the fund's Class A shares outperformed most of their peers. For the one-year period ended April 30, 1997, Class A shares ranked in the top 10% of general municipal debt funds (20 out of 231) based on total return, according to Lipper Analytical Services, Inc. The fund's Class B shares were not in existence for the entire one-year period and were not included in the ranking. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)
-------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:  October 31, 1996 - April 30, 1997
--------------------------------------------------------------------------------
                                                  Class A        Class B
                                                  -------        -------
Total Return (based on net asset                    2.57%          2.18%
    value (NAV))
--------------------------------------------------------------------------------
    Return From Monthly Distributions               2.36%          1.97%
--------------------------------------------------------------------------------
    Return From Price Appreciation                  0.21%          0.21%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal                   2.49%          2.49%
    Bond Index
--------------------------------------------------------------------------------
NAV (as of 4/30/97)                               $14.40         $14.40
--------------------------------------------------------------------------------
NAV Change                                        +$0.03         +$0.03
--------------------------------------------------------------------------------

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using municipal and Treasury futures contracts to manage sector allocation and duration.

 .    The portfolio's structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four- to 10-year maturities on the short end of the curve. This strategy allows us to extract extra yield from the shorter end of the market while maintaining higher quality on the more interest-rate-sensitive long end of the market. However, during the period, we regularly adjusted the credit and term structure to take advantage of changing market conditions.

 .    During the period, we employed several strategies using municipal and/or treasury futures contracts. These trades are designed to exploit relative pricing discrepancies between different markets, and are not designed to incur additional interest rate risk. The fund stood at a 100% municipal bond weighting (no Treasury or municipal contracts) at the end of the reporting period, indicating attractive opportunities across the length of the municipal yield curve.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Emphasis on Revenue Bonds

            Portfolio Composition as of April 30, 1997*

                           [PIE CHART APPEARS HERE]



Revenue Bonds                   44.1%
Insured Revenue Bonds           35.4%
Insured General Obligations     20.5%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of April 30, the fund held a 79.5% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of April 30, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 20.5% versus 45.6%. Though the fund's total GO allocation of 20.5% was down from 29.8% six months ago, the GO category is now exclusively

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


-------------------------------------------------------------------------------
weighted in insured GOs. Security-specific investment opportunities and the relative cheapness of bond insurance for issuers enable the fund to purchase higher yielding insured GOs without sacrificing quality.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. VRDNs fell from 7.6% to 4.4% of the portfolio. The 4.4% VRDN allocation consists of 3.0% GOs and 1.4% Revenue-Backed VRDNs.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. The fund's credit quality maintained a "barbell" structure, with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end, though there have been slight increases in the double-A and single-A categories. As of April 30, 59.8% of the fund was invested in triple-A-rated securities, down from 70.5% six months ago, while double-A- and single-A-rated securities were increased to 14.4% and 9.8% from 9.3% and 1.8%, respectively. We continued to maintain a position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 16.0% of the portfolio, down slightly from 18.4%. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     Our long-term outlook for municipal bond supply is essentially neutral, as rates are at high levels compared with one year ago. As a result, the current rate environment encourages neither supply (low rates bring refinancing) nor demand (high rates attract buyers). At this point, the municipal market does not perceive any real threats from the federal budget accord. Without any fundamental problems in view for tax-exempts, we are left with technical forces as the key driver in relative market performance.

Distribution Policy

     Dividends are declared daily and paid on a monthly basis. During the period under review, the fund's Class A and B shares paid out distributions of $0.34 and $0.32 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale


Portfolio Managers
Goldman Sachs Municipal Income Fund
May 30, 1997
-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
April 30, 1997
(Unaudited)

--------------------------------------------------------------------
Principal           Interest          Maturity
  Amount              Rate              Date               Value
--------------------------------------------------------------------
Debt Obligations--95.6%
Arizona--7.6%
Maricopa County MFH IDA (A)
$1,795,000            5.85%            01/01/08          $1,824,546
Maricopa County Unified School District No. 41 GO (FSA)
   (AAA/Aaa)
 2,500,000            6.25             07/01/15           2,618,500
--------------------------------------------------------------------
                                                         $4,443,046
--------------------------------------------------------------------
California--3.4%
Contra Costa Water District Series G RB (MBIA)
   (AAA/Aaa)
$2,000,000            5.75%            10/01/14          $2,014,700
--------------------------------------------------------------------
Colorado--4.3%
Englewood MFH RB (BBB)/(d)/
$2,500,000            6.65%            12/01/26          $2,495,575
--------------------------------------------------------------------
Connecticut--3.6%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000            6.50%            09/01/05          $2,107,780
--------------------------------------------------------------------
Florida--6.7%
Escambia County Housing Authority, Single Family
   Multi-County (FNMA/GNMA)(Aaa)
$1,390,000            6.80%            10/01/15          $1,460,070
Santa Rosa Bay Bridge Authority RB (BBB-)
 2,500,000            6.25             07/01/28           2,472,900
--------------------------------------------------------------------
                                                         $3,932,970
--------------------------------------------------------------------
Illinois--14.6%
Chicago Midway Airport RB (MBIA)(AAA/Aaa)
$2,500,000            5.50%            01/01/10          $2,498,800
Lake County Unified School District No. 116 GO (FSA)
   (AAA/Aaa)
 2,000,000            7.60             02/01/14           2,423,180
 1,525,000            6.10             02/01/16           1,555,988
O'Hare International Airport RB (MBIA)(AAA/Aaa)
 2,000,000            6.38             01/01/15           2,104,080
--------------------------------------------------------------------
                                                         $8,582,048
--------------------------------------------------------------------
Indiana--7.0%
Indiana Bond Bank for Hendricks County RB (AA-)/(b)/
$1,420,000            6.00%            02/01/12          $1,472,540
Indiana Transportation Airport Series A RB (AAA/Aaa)
 2,500,000            6.00             11/01/11           2,618,025
--------------------------------------------------------------------
                                                         $4,090,565
--------------------------------------------------------------------
Kentucky--1.8%
Nelson County Industrial Building RB for Mabex
   Universal Corp. Project (A3)
$1,000,000            6.50%            04/01/05          $1,060,850
--------------------------------------------------------------------
Louisiana--4.3%
South Louisiana Port RB for Cargill Corp. (Aa3)
$2,500,000            5.85%            04/01/17          $2,499,950
--------------------------------------------------------------------
Maine--1.2%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$  675,000            6.80%            12/01/07          $  721,177
--------------------------------------------------------------------
Missouri--3.6%
St. Louis Municipal Finance Leasehold RB (A/Aa3)
$2,100,000            5.30%            07/15/02          $2,128,854
--------------------------------------------------------------------
Nevada--3.1%
Washoe County GO (MBIA)(AAA/Aaa)
$2,000,000            5.00%            06/01/17          $1,822,080
--------------------------------------------------------------------
New York--3.4%
Syracuse IDA RB (AA)
$2,000,000            5.13%            10/15/02          $1,992,580
--------------------------------------------------------------------
North Dakota--3.5%
Mercer County PCRB for Basin Electric & Power 2nd
   Series (AMBAC) (AAA/Aaa)/(d)/
$2,000,000            6.05%            01/01/19          $2,051,720
--------------------------------------------------------------------
Ohio--1.0%
Cuyahoga County for Rock & Roll Hall of Fame RB (BBB)
$  600,000            5.45%            12/01/05          $  594,018
--------------------------------------------------------------------
Oklahoma--4.0%
Holdenville IDA RB (BBB/Baa)
$1,245,000            5.95%            07/01/02          $1,279,001
Tulsa County Public Facilities RB (A-)
 1,000,000            6.60             11/01/08           1,070,250
--------------------------------------------------------------------
                                                         $2,349,251
--------------------------------------------------------------------
Pennsylvania--3.5%
Bethlehem School District GO Bond (MBIA)(AAA/Aaa)
$2,000,000            6.00%            03/01/16          $2,035,940
--------------------------------------------------------------------
South Carolina--2.5%
Piedmont Municipal Power Agency RB (MBIA)(AAA/Aaa)
$1,465,000            5.50%            01/01/10          $1,461,718
--------------------------------------------------------------------

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund  (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date              Value
--------------------------------------------------------------------
Debt Obligations(continued)
Tennessee--2.6%
McMinnville Housing Authority RB (A2)
$1,550,000            6.00%            10/01/09         $ 1,551,240
--------------------------------------------------------------------
Texas--5.2%
Denison Water & Sewer RB (AMBAC)(AAA/Aaa)
$1,000,000            5.50%            09/01/09         $ 1,014,700
East Texas Criminal Justice Facilities Financing Corp.
   RB (AMBAC) (AAA/Aaa)
 2,000,000            5.75             11/01/09           2,035,100
--------------------------------------------------------------------
                                                        $ 3,049,800
--------------------------------------------------------------------
Washington--8.7%
Chelan County Public Utility RB (MBIA)(AAA/Aaa)
$2,500,000            6.35%            07/01/28         $ 2,586,650
Washington State Public Power Supply System Series A RB
   (AMBAC)(AAA/Aaa)
 2,500,000            5.70             07/01/11           2,491,850
--------------------------------------------------------------------
                                                        $ 5,078,500
--------------------------------------------------------------------
Total Debt Obligations
   (Cost $55,481,930)                                   $ 56,064,362
--------------------------------------------------------------------
Short-Term Obligations--5.0%
Alabama--0.7%
Phenix City IDA RB (Toronto Dominion LOC)(AA)/(a)/
$  400,000            5.05%            05/01/97         $   400,000
--------------------------------------------------------------------
New York--3.4%
New York GO (Kredietbank LOC)(AA-)/(a)/
$2,000,000            4.45%            05/01/97         $ 2,000,000
--------------------------------------------------------------------
Texas--0.9%
Sabine River PCRB (Union Bank of Switzerland
   LOC)(AA+)/(a)/
$  500,000            5.55%            05/01/97         $   500,000
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $2,900,000)                                    $ 2,900,000
--------------------------------------------------------------------
Total Investments
   (Cost $58,381,930/(c)/)                              $58,964,362
--------------------------------------------------------------------
--------------------------------------------------------------------
Federal Income Tax Information:
Gross unrealized gain for investments in which value     $739,962
   exceeds cost
Gross unrealized loss for investments in which cost      (157,530)
   exceeds value
--------------------------------------------------------------------
Net unrealized gain                                      $582,432
--------------------------------------------------------------------

/(a)/ Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/(b)/ When-issued security.
/(c)/ The amount stated also represents aggregate cost for federal income tax purposes.
/(d)/ Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
------------------------------------------------------------------------------

Investment Abbreviations:
AMBAC          --Insured by American Municipal
                 Bond Assurance Corp.
FNMA           --Insured by Federal National
                 Mortgage Association
FSA            --Financial Security Assurance Co.
GNMA           --Insured by Government National
                 Mortgage Association
GO             --General Obligation
IDA            --Industrial Development Authority
LOC            --Letter of Credit
MBIA           --Insured by Municipal Bond Investors
                 Assurance
MFH            --Multi-Family Housing
PCRB           --Pollution Control Revenue Bond
RB             --Revenue Bond

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                        Government       Global         Municipal
                                                                                          Income         Income           Income
                                                                                           Fund           Fund             Fund
                                                                                       --------------------------------------------
Assets:
Investments in securities, at value (cost $64,429,737, $235,754,262 and $58,381,930)   $64,142,538    $232,215,706     $58,964,362
Cash, at value                                                                              94,169         324,863          90,406
Receivables:
   Investment securities sold                                                            1,004,854              --              --
   Interest                                                                                587,522       3,982,620       1,009,894
   Forward foreign currency exchange contracts                                                  --       2,735,490              --
   Fund shares sold                                                                        664,318         373,902          93,800
   Variation margin                                                                          6,413              --              --
   Foreign tax withheld                                                                         --          87,755              --
Deferred organization expenses, net                                                         14,677              --          21,390
Other assets                                                                                63,375           3,239           9,208
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                       66,577,866     239,723,575      60,189,060
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                                      10,549,108       8,691,808       1,387,075
   Forward foreign currency exchange contracts                                                  --       1,125,990              --
   Fund shares repurchased                                                                  23,074         332,497          10,350
   Income distribution                                                                      81,478           7,496          92,940
   Investment adviser fees                                                                  10,999          82,520          19,312
   Administration fees                                                                          --          28,132           7,242
   Authorized dealer service fees                                                           10,285          38,021           9,984
   Distribution fees                                                                         1,290          30,045             169
Accrued expenses and other liabilities                                                      19,056          98,644          12,103
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                  10,695,290      10,435,153       1,539,175
-----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                         56,393,312     222,342,678      58,551,259
Accumulated undistributed  net investment income                                            53,331       6,196,133          60,331
Accumulated net realized loss on investment transactions                                  (287,837)       (989,524)       (544,137)
Accumulated net realized foreign currency gain                                                  --       3,713,328              --
Net unrealized gain (loss) on investments and futures                                     (276,230)        682,535         582,432
Net unrealized loss on translation of assets and liabilities denominated
   in foreign currencies                                                                        --      (2,656,728)             --
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets                                                                        $55,882,576    $229,288,422     $58,649,885
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share:/(a)/
Class A                                                                                     $14.10          $14.59          $14.40
Class B                                                                                     $14.11          $14.58          $14.40
Institutional                                                                                   --          $14.58              --
Service                                                                                         --          $14.59              --
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
Class A                                                                                  3,754,506      11,765,253       4,031,092
Class B                                                                                    208,089          75,162          42,867
Institutional                                                                                   --       3,870,161              --
Service                                                                                         --           6,466              --
-----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)        3,962,595      15,717,042       4,073,959
-----------------------------------------------------------------------------------------------------------------------------------

/(a)/ Maximum public offering price per share (NAV per share x 1.0471) for Class
      A shares is $14.76, $15.28 and $15.08 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Operations
For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                       Government       Global         Municipal
                                                                                         Income         Income           Income
                                                                                          Fund           Fund             Fund
                                                                                      --------------------------------------------
Investment income:
Interest/(a)/                                                                         $ 1,346,191    $  7,675,570      $1,514,540
----------------------------------------------------------------------------------------------------------------------------------
     Total income                                                                       1,346,191       7,675,570       1,514,540
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                                    98,534         915,292         109,080
Administration fees                                                                        29,560         183,102          40,904
Authorized dealer service fees                                                             49,266         235,877          68,174
Distribution fees                                                                          51,745         237,238          69,406
Custodian fees                                                                             31,954          76,892          20,721
Transfer agent fees                                                                        42,728          53,004          44,706
Professional fees                                                                          30,344          40,805          29,494
Registration fees                                                                          13,207          28,146          14,522
Amortization of deferred organization expenses                                              9,321              --           8,700
Trustee fees                                                                                  332           2,324             553
Other                                                                                       6,659          23,235           6,641
----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                       363,650       1,795,915         412,901
     Less--expenses reimbursable and fees waived by Goldman Sachs                        (261,399)       (513,953)       (179,441)
----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                         102,251       1,281,962         233,460
----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                              1,243,940       6,393,608       1,281,080
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                               (102,548)      3,647,163         384,465
   Futures transactions                                                                    19,662              --          96,288
   Foreign currency related transactions                                                       --       3,669,694              --
Net change in unrealized gain (loss) on:
   Investments                                                                           (363,801)     (4,182,327)       (408,697)
   Futures                                                                                (63,631)             --              --
   Translation of assets and liabilities denominated in foreign currencies                     --      (1,445,970)             --
----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investment, futures and foreign
        currency transactions                                                            (510,318)      1,688,560          72,056
----------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                             $   733,622    $  8,082,168      $1,353,136
----------------------------------------------------------------------------------------------------------------------------------

/(a)/ Net of $94,607 in foreign withholding tax for the Global Income Fund.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Changes in Net Assets

For the Six Months Ended April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------

                                                                                     Government        Global       Municipal
                                                                                       Income          Income         Income
                                                                                        Fund            Fund           Fund
                                                                                    -------------------------------------------
From operations:
Net investment income                                                               $  1,243,940    $  6,393,608    $1,281,080
Net realized gain (loss) from investment transactions                                    (82,886)      3,647,163       480,753
Net realized gain from foreign currency related transactions                                  --       3,669,694            --
Net change in unrealized gain (loss) on investments and futures                         (427,432)     (4,182,327)     (408,697)
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                          --      (1,445,970)           --
-------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                733,622       8,082,168     1,353,136
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
     Class A                                                                          (1,217,324)     (5,196,561)   (1,272,366)
     Class B                                                                             (26,616)        (15,612)       (8,714)
     Institutional Class                                                                     --       (1,688,968)           --
     Service Class                                                                           --             (559)           --
Net realized gain on investment transactions
     Class A                                                                            (157,412)            --             --
     Class B                                                                              (1,780)            --             --
-------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                              (1,403,132)     (6,901,700)   (1,281,080)
-------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                     32,392,263      19,707,735    10,342,628
Reinvestment of dividends and distributions                                            1,137,480       4,631,079       756,256
Cost of shares repurchased                                                            (7,815,079)    (49,406,305)   (5,043,455)
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from share transactions          25,714,664     (25,067,491)    6,055,429
-------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)                                                        25,045,154     (23,887,023)    6,127,485
Net assets:
Beginning of period                                                                   30,837,422     253,175,445    52,522,400
-------------------------------------------------------------------------------------------------------------------------------
End of period                                                                      $  55,882,576   $ 229,288,422   $58,649,885
-------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                    $      53,331   $   6,196,133   $    60,331
-------------------------------------------------------------------------------------------------------------------------------
Summary of share transactions:
Shares sold                                                                            2,285,678       1,345,225       716,106
Reinvestment of dividends and distributions                                               80,099         316,808        52,251
Shares repurchased                                                                      (550,966)     (3,368,115)     (349,613)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                          1,814,811      (1,706,082)      418,744
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


-------------------------------------------------------------------------------


                                                                                      Government       Global         Municipal
                                                                                        Income         Income           Income
                                                                                         Fund           Fund             Fund
                                                                                     --------------------------------------------
From operations:
Net investment income                                                                $ 1,900,328    $  15,455,369    $ 2,420,375
Net realized gain  from investment transactions                                           47,581        9,268,666      1,239,690
Net realized loss  from foreign currency related transactions                                 --       (2,192,328)            --
Net change in unrealized gain (loss) on investments and futures                         (257,605)          54,149       (513,085)
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                          --        4,948,769             --
---------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                              1,690,304       27,534,625      3,146,980
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
     Class A                                                                          (1,898,372)     (22,455,377)    (2,418,570)
     Class B                                                                              (3,324)          (3,052)        (1,805)
     Institutional Class                                                                      --       (4,050,770)            --
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                              (1,901,696)     (26,509,199)    (2,420,375)
---------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                      8,922,548       39,747,372      6,389,765
Reinvestment of dividends and distributions                                            1,614,587       16,968,046      1,484,778
Cost of shares repurchased                                                            (8,990,920)     (82,019,748)    (9,875,982)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from share transactions           1,546,215      (25,304,330)    (2,001,439)
---------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)                                                         1,334,823      (24,278,904)    (1,274,834)
Net assets:
Beginning of year                                                                     29,502,599      277,454,349     53,797,234
---------------------------------------------------------------------------------------------------------------------------------
End of year                                                                         $ 30,837,422   $  253,175,445   $ 52,522,400
---------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                     $     53,331   $    6,704,225   $     60,331
---------------------------------------------------------------------------------------------------------------------------------
Summary of share transactions:
Shares sold                                                                              624,626        2,811,314        449,496
Reinvestment of dividends and distributions                                              112,977        1,198,568        104,201
Shares repurchased                                                                      (628,175)      (5,784,097)      (694,794)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                            109,428       (1,774,215)      (141,097)
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
1.   Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of April 30, 1997, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. Effective May 1, 1997, the Trust was reorganized from a Massachusetts business trust to a Delaware business trust and various operational changes were approved, including updating certain investment restrictions and amending the management contracts.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------
Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------
Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F. Option Accounting Principles
-------------------------------
The Funds may purchase or write call and put options to hedge against changes in security prices. When call or put options are written, an amount equal to the premium received is recorded as a liability in the Statement of Assets and Liabilities which is subsequently marked-to-market to reflect the current value of the written option. Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If a closing transaction has been entered into, a gain or loss may be realized on the written or purchased option. When options expire, the premium received from a written option is treated as a realized gain while the cost of a purchased option is treated as a realized loss. If an option is exercised, the premium paid or received will be offset against the proceeds on the sale or the purchase cost of the underlying security to determine realized gains or losses. Gains and losses are reported in the Statement of Operations.

     Certain risks arise upon entering into options contracts. The risk in writing a call option is that the Fund gives up the opportunity to profit if the underlying security's market value increases beyond the exercise price and the option is exercised. The risk in writing a put option is that the Fund may realize a loss if the market price of an underlying security declines and the option is exercised. A premium must be paid for purchased options regardless of whether or not the option is exercised. The Fund also has the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices,

-------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1997
(Unaudited)

-------------------------------------------------------------------------------
currency exchange rates (in the case of Global Income) or to seek to increase total return.

     Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes, as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures contract to sell and the value of the futures contract to buy. Gains and losses are reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities decreasing the effectiveness of the Funds' hedging strategies potentially resulting in a loss.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company tax-exempt and taxable income to its shareholders each year. Accordingly, no federal tax provisions are required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Funds, at their most recent tax year-ends (October 31, 1996 for Global Income and December 31, 1996 for Government Income and Municipal Income) had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes:

                                                         Year of
Fund                                    Amount         Expiration
----------------------------------- ----------------  --------------
Global Income                         $4,471,734          2004
Municipal Income                      $  702,691          2004

I. Deferred Organization Expenses
---------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the portfolios based on each portfolio's relative average net assets for the period.

     Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class. Shareholders of Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
payable monthly at an annual rate equal to .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

     GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

     GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the period ended April 30, 1997, Goldman Sachs retained approximately $134,700, $46,600 and $40,300 of sales loads related to sales of Government Income, Global Income and Municipal Income, respectively.

     The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively. The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

     For the six months ended April 30, 1997, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):


                        Waivers
            -------------------------------
                                                        Reimburse-
                        Admin-     Class A  Reimburse-     ment
    Fund     Advisor   istrator     12b-1      ment    Outstanding
--------------------------------------------------------------------
Government
  Income       $49        $30        $48       $134        $24
Global
  Income       378         --         38         98         --
Municipal
  Income        ---        --         68        111          9

     The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

     For the six months ended April 30, 1997, Government Income and Municipal Income incurred commissions expense of approximately $877 and $500 respectively, in connection with futures contracts entered into with Goldman Sachs. At April 30, 1997, Goldman Sachs owes approximately $6,400 to Government Income related to variation margin on futures contracts.

     As of May 1, 1997 each Fund's advisory and administration agreements were combined into a single management agreement encompassing the same services and fee structure. The investment adviser for Global Income changed from GSAM to GSAM International.

4. Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities

-------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1997
(Unaudited)

--------------------------------------------------------------------------------
are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the period ended April 30, 1997, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1997, were as follows:

--------------------------------------------------------------------
                          Government        Global        Municipal
Fund                        Income          Income         Income
--------------------------------------------------------------------
Purchases of U.S.
  Government and agency
  obligations             $89,868,153     $31,460,469    $    --
--------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       2,626,912     251,582,253     52,647,833
--------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations       66,314,796      46,245,813         --
--------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and agency
  obligations)              2,926,850     234,275,222     50,202,452
--------------------------------------------------------------------

     At April 30, 1997, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

----------------------------------------------------------------------------
                                    Value on
    Foreign Currency               Settlement     Current        Unrealized
   Purchase Contracts                 Date         Value         (Loss)
----------------------------------------------------------------------------
Finnish Markka
     Expiring 7/10/97             $ 5,769,651  $  5,743,713      $ (25,938)
Norwegian Krone
     Expiring 7/18/97               6,967,220     6,931,393        (35,827)
----------------------------------------------------------------------------
     Total Foreign Currency
         Purchase Contracts       $12,736,871   $12,675,106      $ (61,765)
----------------------------------------------------------------------------

----------------------------------------------------------------------------

============================================================================
                                    Value on
    Foreign Currency                Settlement     Current      Unrealized
     Sale Contracts                   Date         Value        Gain/(Loss)
----------------------------------------------------------------------------
Australian Dollar
     Expiring 6/16/97            $ 19,731,038  $ 19,370,358     $  360,680
British Pound Sterling
     Expiring 5/15/97              22,990,248    22,842,002        148,246
Deutschemark
     Expiring 5/23/97               9,189,539     9,098,874         90,665
     Expiring 7/10/97               5,769,651     5,746,603         23,048
French Franc
     Expiring 7/22/97              19,223,491    18,986,663        236,828
Italian Lira
     Expiring 5/23/97              14,576,014    14,452,635        123,379
Japanese Yen
     Expiring 7/24/97              46,975,472    46,670,841        304,631
Spanish Peseta
     Expiring 6/11/97               5,856,184     5,819,307         36,877
Swedish Krona
     Expiring 6/12/97              10,186,641     9,919,416        267,225
Swiss Franc
     Expiring 5/23/97                 240,202       240,493           (291)
     Expiring 5/23/97              11,211,600    11,103,780        107,820
----------------------------------------------------------------------------
     Total Foreign Currency
         Sale Contracts          $165,950,080  $164,250,972     $1,699,108
----------------------------------------------------------------------------

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     At April 30, 1997, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

     Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $2,735,490 and $1,125,990 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $1,036,091 and $1,063,934 respectively, related to forward contracts closed but not settled as of April 30, 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. Summary of Share Transactions

Share activity for the six months ended April 30, 1997 is as follows:


                                                 Government Income             Global Income               Municipal Income
---------------------------------------------------------------------------------------------------------------------------------
                                                Shares       Dollars        Shares      Dollars          Shares        Dollars
                                          ---------------------------------------------------------------------------------------
Class A shares
Shares sold                                   2,087,525   $29,588,339     1,091,068  $15,982,653         687,045    $9,922,452
Reinvestment of dividends and
   distributions                                 78,520     1,115,153       240,916    3,522,418          51,831       750,177
Shares repurchased                             (543,006)   (7,702,748)   (3,237,001) (47,484,511)       (345,221)   (4,979,641)
                                          --------------------------------------------------------------------------------------
                                              1,623,039    23,000,744    (1,905,017) (27,979,440)        393,655     5,692,988
                                          --------------------------------------------------------------------------------------

Class B shares
Shares sold                                     198,153     2,803,924        65,331      958,124         29,061        420,176
Reinvestment of dividends and
   distributions                                  1,579        22,327           715       10,428            420          6,079
Shares repurchased                               (7,960)     (112,331)       (8,487)    (124,059)        (4,392)       (63,814)
                                          --------------------------------------------------------------------------------------
                                                191,772     2,713,920        57,559      844,493         25,089        362,441
                                          --------------------------------------------------------------------------------------

Institutional shares
Shares sold                                          --            --       182,398    2,673,084             --             --
Reinvestment of dividends and
   distributions                                     --            --        75,139    1,097,674             --             --
Shares repurchased                                   --            --      (122,627)  (1,797,735)            --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --       134,910    1,973,023             --             --
                                          --------------------------------------------------------------------------------------

Service shares
Shares sold                                          --            --         6,428       93,874             --             --
Reinvestment of dividends and
   distributions                                     --            --            38          559             --             --
Shares repurchased                                   --            --            --           --             --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --         6,466       94,433             --             --
                                          --------------------------------------------------------------------------------------

Net increase (decrease)                       1,814,811   $25,714,664    (1,706,082)$(25,067,491)       418,744     $6,055,429
                                          =====================================================================================-

Share activity for the year ended October 31, 1996 is as follows:

                                                 Government Income            Global Income               Municipal Income
--------------------------------------------------------------------------------------------------------------------------------
                                                Shares       Dollars        Shares      Dollars          Shares       Dollars
                                          --------------------------------------------------------------------------------------
Class A shares
Shares sold                                     607,156    $8,675,868     1,089,521  $15,545,777        431,736     $6,139,212
Reinvestment of dividends and
   distributions                                112,752     1,611,387       947,846   13,419,614        104,074      1,482,976
Shares repurchased                             (626,797)   (8,971,389)   (5,376,065) (76,216,894)      (694,685)    (9,874,431)
                                          --------------------------------------------------------------------------------------
                                                 93,111     1,315,866    (3,338,698) (47,251,503)       (158,875)   (2,252,243)
                                          --------------------------------------------------------------------------------------

Class B shares
Shares sold                                      17,470       246,680        18,628      265,053         17,760        250,553
Reinvestment of dividends and
   distributions                                    225         3,200           119        1,708            127          1,802
Shares repurchased                               (1,378)      (19,531)       (1,144)     (16,373)          (109)        (1,551)
                                          --------------------------------------------------------------------------------------
                                                 16,317       230,349        17,603      250,388         17,778        250,804
                                          --------------------------------------------------------------------------------------

Institutional shares
Shares sold                                          --            --     1,703,165   23,936,542             --             --
Reinvestment of dividends and
   distributions                                     --            --       250,603    3,546,724             --             --
Shares repurchased                                   --            --      (406,888)  (5,786,481)            --             --
                                          --------------------------------------------------------------------------------------
                                                     --            --     1,546,880   21,696,785             --             --
                                          --------------------------------------------------------------------------------------

Net increase (decrease)                         109,428    $1,546,215    (1,774,215)$(25,304,330)      (141,097)   $(2,001,439)
                                          ======================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements   (continued)
April 30, 1997
(Unaudited)


--------------------------------------------------------------------------------
7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

8. Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At April 30, 1997, Government Income had an undivided interest in the repurchase agreement in the following joint account which equaled $11,100,000 in principal amount. At April 30, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:


Principal           Interest       Maturity          Amortized
Amount                Rate           Date               Cost
--------------------------------------------------------------------
Bear Stearns & Co., dated 4/30/97, repurchase price
 $680,103,889 (GNMA: $59,497,211, 7.50%-9.00%,
 12/15/21-12/15/26; FNMA: $267,568,394, 5.50%,
 02/01/09-04/01/27; FHLMC: $373,405,594, 5.50%-7.50%,
 2/01/98-4/01/27)

$680,000,000          5.50%         5/01/97            $680,000,000

Nomura Securities International, Inc. dated 4/30/97, repurchase price $300,045,833 (FNMA: $182,812,268,
 5.94%-8.01%, 7/22/97-5/11/05; FHLMC: $38,631,543,
 6.02%-6.75%, 1/28/00-12/04/01, FCSB: $49,581,430,
 6.05%-6.25%, 5/10/99-12/03/99, SLMA: $29,222,430,
 6.00%, 1/16/01)

 300,000,000          5.50          5/01/97             300,000,000

Credit Suisse First Boston, dated 4/30/97, repurchase price $52,307,845 (U.S. Treasury Bill: $53,475,803,
 2/05/98)

  52,300,000          5.40          5/01/97              52,300,000
--------------------------------------------------------------------
Total Joint Repurchase Agreement Account             $1,032,300,000
--------------------------------------------------------------------

9. Other

As of April 30, 1997, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 16% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------


                                                 Income (loss) from investment operations            Distributions to shareholders
                                       ------------------------------------------------------------- -----------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income     transactions/(a)/  transactions    operations      income     transactions
                          --------------------------------------------------------------------------------------------------------
                                                       GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares            $14.36      $0.46         $(0.20)            --           $0.26         $(0.45)        $(0.07)
1997-Class B shares             14.37       0.40          (0.19)            --            0.21          (0.40)         (0.07)

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             14.47       0.92          (0.11)            --            0.81          (0.92)         --
1996-Class B shares/(c)/        14.11       0.41           0.26             --            0.67          (0.41)         --
1995-Class A shares             13.47       0.94           1.00             --            1.94          (0.94)         --
1994-Class A shares             14.90       0.85          (1.28)            --           (0.43)         (0.85)         (0.12)

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares             14.32       0.56           0.58             --            1.14          (0.56)         --

                                                           GLOBAL INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares            $14.53      $0.25         $(0.07)            $0.28        $0.46         $(0.40)         --
1997-Class B shares             14.53       0.36          (0.02)             0.08         0.42          (0.37)         --
1997-Institutional shares       14.52       0.42          (0.02)             0.10         0.50          (0.44)         --
1997-Service shares/(i)/        14.69       0.10           0.02             (0.09)        0.03          (0.13)         --

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             14.45       0.71           0.62              0.18         1.51          (1.43)         --
1996-Class B shares/(c)/        14.03       0.34           0.41              0.11         0.86          (0.36)         --
1996-Institutional shares       14.45       1.15           0.32              0.10         1.57          (1.50)         --
1995-Class A shares             13.43       0.89           0.92              0.15         1.96          (0.94)         --
1995-Institutional shares/(f)/  14.09       0.22           0.34              0.06         0.62          (0.26)         --
1994-Class A shares             15.07       0.84          (1.37)            (0.12)       (0.65)         (0.22)         (0.16)
1993-Class A shares             14.69       0.85           1.07             (0.42)        1.50          (0.85)         (0.27)
1992-Class A shares             14.60       1.14           0.45             (0.36)        1.23          (1.14)         --

For the Period August 2, 1991/(d)/through October 31,
-----------------------------------------------------------------
1991-Class A shares             14.55       0.25           0.23             (0.19)        0.29          (0.24)         --

                                         Distributions to shareholders
                          -----------------------------------------------------------
                                          In excess of
                                          net realized                                    Net
                                             gain on                                   increase
                              In excess    investment,      From         Total        (decrease)     Net asset
                               of net      option and       paid     distributions      in net        value at
                             investment      futures         in            to            asset         end of        Total
                               income     transactions    capital     shareholders       value         period      return/(b)/
                          -----------------------------------------------------------------------------------------------------
                                                     GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.52)        $(0.26)        $14.10       1.83%/(g)/
1997-Class B shares             --             --           --             (0.47)         (0.26)         14.11       1.43/(g)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             --             --           --             (0.92)         (0.11)         14.36       5.80
1996-Class B shares/(c)/        --             --           --             (0.41)          0.26          14.37       4.85/(g)/
1995-Class A shares             --             --           --             (0.94)          1.00          14.47      14.90
1994-Class A shares             (0.02)         (0.01)       --             (1.00)         (1.43)         13.47      (2.98)

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares             --             --           --             (0.56)          0.58          14.90       8.03/(g)/

                                                  GLOBAL INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.40)         $0.06         $14.59       3.22%/(g)/
1997-Class B shares             --             --           --             (0.37)          0.05          14.58       2.94/(g)/
1997-Institutional shares       --             --           --             (0.44)          0.06          14.58       3.50/(g)/
1997-Service shares/(i)/        --             --           --             (0.13)         (0.10)         14.59       0.21/(g)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares             --             --           --             (1.43)          0.08          14.53      11.05
1996-Class B shares/(c)/        --             --           --             (0.36)          0.50          14.53       6.24/(g)/
1996-Institutional shares       --             --           --             (1.50)          0.07          14.52      11.55
1995-Class A shares             --             --           --             (0.94)          1.02          14.45      15.08
1995-Institutional shares/(f)/  --             --           --             (0.26)          0.36          14.45       4.42/(g)/
1994-Class A shares             --             --           (0.61)         (0.99)         (1.64)         13.43      (4.49)
1993-Class A shares             --             --           --             (1.12)          0.38          15.07      10.75
1992-Class A shares             --             --           --             (1.14)          0.09          14.69       8.77

For the Period August 2, 1991/(d)/through October 31,
---------------------------------------------------------------------
1991-Class A shares             --             --           --             (0.24)          0.05          14.60       2.00

                                                                                          Ratios assuming
                                                                                        no voluntary waiver
                                                                                            of fees or
                                                                                        expense limitations
                                                                                    ----------------------------
                                              Ratio of                      Net                     Ratio of
                                Ratio of        net                       assets                       net
                                   net       investment                   at end       Ratio of    investment
                                expenses       income      Portfolio        of         expenses      income
                               to average    to average     turnover      period      to average   to average
                               net assets    net assets     rate/(h)/    (in 000s)    net assets   net assets
                          --------------------------------------------------------------------------------------
                                                    GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares              0.50%/(e)/    6.34%/(e)/ 182.25%/(g)/      $52,946    1.83%/(e)/    5.01%/(e)/
1997-Class B shares              1.25/(e)/     5.37/(e)/  182.25/(g)/         2,937    2.33/(e)/     4.29/(e)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares              0.50          6.42       485.09             30,603    1.89          5.03
1996-Class B shares/(c)/         1.25/(e)/     5.65/(e)/  485.09                234    2.39/(e)/     4.51/(e)/
1995-Class A shares              0.47          6.67       449.53             29,503    2.34          4.80
1994-Class A shares              0.11          6.06       654.90             14,452    2.86          3.31

For the Period February 10, 1993/(d)/through October 31,
-----------------------------------------------------------------
1993-Class A shares              0.00/(e)/     4.87/(e)/  725.41/(g)/        12,860    4.00/(e)/     0.87/(e)/

                                                      GLOBAL INCOME FUND
---------------------------------------------------------------------------------------------------------------

For the Period Ended April 30,
-----------------------------------------------------------------
1997-Class A shares              1.17%/(e)/    5.12%/(e)/ 136.72%/(g)/     $171,668    1.60%/(e)/    4.69%/(e)/
1997-Class B shares              1.71/(e)/     4.73/(e)/  136.72/(g)/         1,095    2.10/(e)/     4.34/(e)/
1997-Institutional shares        0.65/(e)/     5.64/(e)/  136.72/(g)/        56,431    1.04/(e)/     5.25/(e)/
1997-Service shares/(i)/         1.15/(e)/     5.85/(e)/  136.72/(g)/            94    1.54/(e)/     5.46/(e)/

For the Years Ended October 31,
-----------------------------------------------------------------
1996-Class A shares              1.16          5.81       232.15            198,665    1.64          5.33
1996-Class B shares/(c)/         1.70/(e)/     5.16/(e)/  232.15                256    2.14/(e)/     4.72/(e)/
1996-Institutional shares        0.65          6.35       232.15             54,254    1.11          5.89
1995-Class A shares              1.29          6.23       265.86            245,835    1.58          5.94
1995-Institutional shares/(f)/   0.65/(e)/     6.01/(e)/  265.86             31,619    1.08/(e)/     5.58/(e)/
1994-Class A shares              1.28          5.73       343.74            396,584    1.53          5.48
1993-Class A shares              1.30          5.78       313.88            675,662    1.55          5.53
1992-Class A shares              1.37          7.85       270.75            588,893    1.62          7.60

For the Period August 2, 1991/(d)/through October 31,
-----------------------------------------------------------------
1991-Class A shares              0.38/(g)/     1.72/(g)/   34.22/(g)/       388,744    0.44/(g)/     1.66/(g)/

-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights  (continued)
Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                                               Income (loss) from investment operations/(a)/         Distributions to shareholders
                                       ------------------------------------------------------------- ------------------------------
                                                       Net realized     Net realized
                                                      and unrealized   and unrealized      Total                     From net
                                                       gain (loss)      gain (loss)       income                   realized gain
                            Net asset                 on investment,     on foreign       (loss)                  on investment,
                            value at        Net         option and        currency         from        From net       option
                            beginning   investment       futures          related       investment    investment    and futures
                            of period     income       transactions/a/   transactions    operations      income     transactions
                          ---------------------------------------------------------------------------------------------------------
                                                             MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares            $14.37     $0.34           $0.03             --           $0.37         $(0.34)         --
1997-Class B shares             14.37      0.28            0.03             --            0.31          (0.28)         --

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             14.17      0.65            0.20             --            0.85          (0.65)         --
1996-Class B shares/(c)/        14.03      0.27            0.34             --            0.61          (0.27)         --
1995-Class A shares             13.08      0.67            1.09             --            1.76          (0.67)         --
1994-Class A shares             14.64      0.73           (1.51)            --           (0.78)         (0.73)         (0.05)

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares             14.32      0.22            0.32             --            0.54          (0.22)         --


                                        Distributions to shareholders
                           ----------------------------------------------------------
                                          In excess of
                                          net realized                                    Net
                                             gain on                                   increase
                              In excess    investment,      From         Total        (decrease)     Net asset
                               of net      option and       paid     distributions      in net        value at
                             investment      futures         in            to            asset         end of        Total
                               income     transactions    capital     shareholders       value         period      return/(b)/
                          ------------------------------------------------------------------------------------------------------


                                                           MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares             --             --           --            $(0.34)         $0.03         $14.40       2.57%/(g)/
1997-Class B shares             --             --           --             (0.28)          0.03          14.40       2.18/(g)/

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             --             --           --             (0.65)          0.20          14.37       6.13
1996-Class B shares/(c)/        --             --           --             (0.27)          0.34          14.37       4.40/(g)/
1995-Class A shares             --             --           --             (0.67)          1.09          14.17      13.79
1994-Class A shares             --             --           --             (0.78)         (1.56)         13.08      (5.51)

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares                --          --           --             (0.22)          0.32          14.64       3.73/(g)/


                                                                                       Ratios assuming
                                                                                      no voluntary waiver
                                                                                          of fees or
                                                                                      expense limitations
                                                                                  ----------------------------

                                            Ratio of                      Net                     Ratio of
                              Ratio of        net                       assets                       net
                                 net       investment                   at end       Ratio of    investment
                              expenses       income      Portfolio        of         expenses      income
                             to average    to average     turnover      period      to average   to average
                             net assets    net assets     rate/(h)/    (in 000s)    net assets   net assets
                          ------------------------------------------------------------------------------------
                                                  MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------------------------------------
For the Period Ended April 30,
---------------------------------------------------------------------
1997-Class A shares             0.85%/(e)/    4.70%/(e)/  90.46%/(g)/      $58,033    1.51%/(e)/    4.04%/(e)/
1997-Class B shares             1.60/(e)/     3.92/(e)/   90.46/(g)/           617    2.01/(e)/     3.51/(e)/

For the Years Ended October 31,
---------------------------------------------------------------------
1996-Class A shares             0.85          4.58       344.13             52,267    1.55          3.88
1996-Class B shares/(c)/        1.60/(e)/     3.55/(e)/  344.13                255    2.05/(e)/     3.10/(e)/
1995-Class A shares             0.76          4.93       335.55             53,797    1.49          4.20
1994-Class A shares             0.45          5.28       357.54             47,373    1.55          4.18

For the Period July 20, 1993/(d)/ through October 31,
---------------------------------------------------------------------
1993-Class A shares             0.00/(e)/     5.15/(e)/   99.99/(g)/        30,166    2.42/(e)/     2.73/(e)/


---------------------------

/(a)/  Includes the balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
/(c)/  Class B shares commenced operations on May 1, 1996.
/(d)/  Commencement of operations.
/(e)/  Annualized.
/(f)/  Institutional shares commenced operations on June 1, 1995.
/(g)/  Not annualized.
/(h)/ Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
/(i)/  Service Class shares commenced operations on March 12, 1997.


-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
1 New York Plaza
New York, NY 10004


Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary


Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent


FISARRET

The Goldman Sachs
Fixed Income Funds

--------------------------------------------------------------------------------

Semiannual Report
April 30, 1997


Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

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